RYDEX | SGI FUNDS SUMMARY PROSPECTUS

MARCH 1, 2011

Rydex S&P Pure Style ETFs

Rydex S&P 500 Pure Value ETF (NYSE Arca, Inc. RPV)

The U.S Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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INVESTMENT OBJECTIVE
The investment objective of the Rydex S&P 500 Pure Value ETF (the “Fund”) is to replicate as closely as possible, before fees and expenses, the performance of the S&P 500 Pure Value Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.35%

*Other Expenses were less than 0.01% for the fiscal year ended October 31, 2010.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$110	$192	$433

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. The Fund does not pay transaction costs on in-kind creations or redemptions. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive management strategy, known as “replication,” to track the performance of the Underlying Index. “Replication” refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Under normal circumstances, the Fund will invest at least 90% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in the Underlying Index. The Advisor, expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in the Underlying Index. The S&P 500 Pure Value Index is narrow in focus, containing only those S&P 500 companies with strong value characteristics as selected by S&P. As of December 31, 2010, the S&P 500

Pure Value Index included 126 of the constituents that comprise the S&P 500. As of December 31, 2010, the S&P 500 Pure Value Index included companies with capitalizations ranging from $1.1 billion to $154.5 billion. As long as the Fund invests at least 90% of its total assets in securities included in  the Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to the Underlying Index, as well as cash and cash equivalents. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. In an effort to make sure the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Underlying Index is concentrated in a particular industry; the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its net assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS
As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Early Closing Risk. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

Large-Capitalization Securities Risk. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk. The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time.

Non-Diversification Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Passive Investment Risk. The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is not actively managed.

Tracking Error Risk. The Advisor may not be able to cause the Fund’s performance to match or correlate to that of the Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

Trading Halt Risk. Secondary market trading in Fund shares may be halted by the NYSE Arca, Inc. (the “Exchange”) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund.

Trading Risk. Shares may trade below their net asset value (“NAV”). The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

Value Stocks Risk. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION
The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling Rydex | SGI Client Services at 800-820-0888.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
06/30/2009	44.39%	12/31/2008	-31.02%

AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2010)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Past 1 Year	Since Inception (3/1/2006)
Return Before Taxes	22.56%	1.59%
Return After Taxes on Distributions	22.31%	1.01%
Return After Taxes on Distributions and Sale of Fund Shares	14.94%	1.10%
S&P 500 Pure Value Index (reflects no deduction for fees, expenses or taxes)	3.08%	2.07%

MANAGEMENT

Investment Advisor. Security Investors, LLC, which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

Portfolio Managers.

•	Michael P. Byrum, , CFA, Portfolio Manager and Senior Vice President of Rydex Investments. Mr. Byrum has been associated with Rydex Investments since it was founded in 1993.

•	Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Investments since 2000.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Investments since 2004.

PURCHASE AND SALE OF FUND SHARES
Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the “Exchange.” Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer on the Exchange.

TAX INFORMATION
Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

805 KING FARM BLVD
SUITE 600
ROCKVILLE, MD 20850
800.820.0888
www.rydex-sgi.com

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